Exhibit 10.9

PROMISSORY NOTE EXTENSION AGREEMENT

This PROMISSORY NOTE EXTENSION AGREEMENT (this “Agreement”) is made and entered into effective as of April ___, 2023 by and between PishPosh, Inc., a Delaware corporation (the “Company”), and _______________ (“Holder”).

WHEREAS, the Company and Holder are parties to an Unsecured OID Promissory Note, dated January 25, 2023, in the principal amount of $_____________ (the “Note”; capitalized terms used but not otherwise defined herein have the meaning ascribed to them in the Note);

WHEREAS, Section 1.2 of the Note provides that the Principal Amount and all unpaid interest owed thereunder shall be due and payable on the earlier of (i) April 30, 2023, or (ii) three business days after the closing or abandonment of the Company’s initial public offering (“IPO”), as contemplated by the registration statement (Registration No. 333-267982) filed by the Company with the Securities and Exchange Commission (the “Maturity Date”);

WHEREAS, Section 3.3 of the Note provides that the Note may only be amended by an instrument executed by both the Holder and the Company;

WHEREAS, on March 8, 2023, the Company was advised by Boustead Securities, LLC (“Boustead”), the Company’s lead underwriter, that Boustead was postponing the Company’s IPO that priced on March 7, 2023 (the “IPO Postponement”), however, the Company still intends to continue to focus on pursing its initial public offering; and

WHEREAS, the Company and Holder desire to (i) acknowledge that the IPO Postponement did not constitute an abandonment of the Company’s IPO and (ii) amend the Note to extend the Maturity Date in exchange for the consideration described herein and upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.           The Company and Holder hereby acknowledge and agree that the IPO Postponement did not constitute an abandonment of the Company’s IPO.

2.           Section 1.2 of the Note is hereby amended and restated in its entirety to read as follows:

1.2       Maturity Date.  Principal and all unpaid interest owed hereunder shall be due and payable on the earlier of (i) June 30, 2023, or (ii) three business days after the closing or abandonment of Borrower’s initial public offering as contemplated by the registration statement (Registration No. 333-267982) filed by Borrower with the Securities and Exchange Commission (the “Maturity Date”).

3.           In consideration for extending the Maturity Date of the Note, the Company shall issue to Holder a warrant to purchase up to 200,000 shares of common stock of the Company, $0.000001 par value per share, with an exercise price of $0.01 per share, substantially in the form attached hereto as Exhibit A (the “Warrant”).

4.           Except as expressly modified herein, all other terms and provisions of the Note shall continue and remain in full force and effect.

5.          This Agreement supersedes and replaces any prior understandings or agreements, whether oral, written or implied, between you and the Company regarding the matters described in this Agreement. This Agreement shall be governed by and construed under the laws of the State of New York.  This Agreement may be executed in two or more counterparts (which may be facsimiles, PDFs or signed documents created using DocuSign or similar services), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Company and Holder have signed this Agreement on the day and year first above written.

COMPANY:

PISHPOSH, INC.

By:
Name: Charlie Birnbaum
Title: Chief Executive Officer

HOLDER:

[________________________]

By:
Name:
Title:

[SIGNATURE PAGE TO PROMISSORY NOTE EXTENSION AGREEMENT]

EXHIBIT A

Form of Warrant

[See attached.]

NEITHER
THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON SHARE PURCHASE WARRANT
PISHPOSH, INC.

Warrant Shares: [________]	Issuance Date: [________], 2023

Warrant	No: [________]
THIS COMMON SHARE PURCHASE WARRANT (the “
Warrant
”) certifies that, for value received,
[_________________]
, or its assigns (the “
Holder
”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date that the Company’s Common Shares have been approved for and are listed for trading on a Trading Market (the “
Initial Exercise Date
”) until the close of business on the five (5) year anniversary of the Initial Exercise Date (the “
Termination Date
”) but not thereafter, to subscribe for and purchase from
PISHPOSH, INC.
, a Delaware corporation (the “
Company
”), up to [
________]
shares of Common Stock (as subject to adjustment hereunder, the “
Warrant Shares
”).  The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).
Section 1.

Definitions
.  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in this Section:
“
Affiliate
” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
“
Business Day
” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which commercial banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“
Commission
” means the United States Securities and Exchange Commission.
“
Common
Share
” shall mean the $0.000001 par value per share, common stock of the Company.

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“
Common Share Equivalent
” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Share, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Share.
“
Exchange Act
” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“
Exempt Issuance
” means any issuance or sale (or deemed issuance or sale in accordance with Section 3) by the Company after the Issuance Date of: (a) shares of Common Stock issued upon the exercise of this Warrant; (b) shares of Common Stock issued directly or upon the exercise of options to directors, officers, employees, or consultants of the Company in connection with their service as directors of the Company, their employment by the Company, or their retention as consultants by the Company, in each case authorized by the board of directors of the Company and issued pursuant to the Company's equity incentive plan; (c) shares of Common Stock issued upon the conversion or exercise of options or convertible securities issued prior to the Issuance Date, provided that such securities are not amended after the Issuance Date to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof; (d) shares of Common Stock, options, or convertible securities issued (i) to persons in connection with a joint venture, strategic alliance, or other commercial relationship with such person (including persons that are customers, suppliers, and strategic partners of the Company) relating to the operation of the Company's business and not for the primary purpose of raising equity capital, (ii) in connection with a transaction in which the Company, directly or indirectly, acquires another business or its tangible or intangible assets, or (iii) to lenders as equity kickers in connection with debt financings of the Company, in each case where such transactions have been approved by the board of directors of the Company; (e) shares of Common Stock in an offering for cash for the account of the Company that is underwritten on a firm commitment basis and is registered with the Commission under the Securities Act; or (f) shares of Common Stock, options, or convertible securities issued to the lessor or vendor in any office lease or equipment lease or similar equipment financing transaction in which the Company obtains the use of such office space or equipment for its business.
“
Person
” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“
Rule 144
” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
“
Subsidiary
” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 40% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint  venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company. Representations, undertakings and obligations set forth in this Agreement shall be applicable only to Subsidiaries which exist or have existed at the applicable and relevant time.

2

“
Trading Day
” means a day on which the principal Trading Market is open for trading for three or more hours, and if the Company has no Trading Market, shall mean a Business Day.
“
Trading Market
” means any of the following markets or exchanges: the NYSE MKT LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQB, and the OTCQX (or any successors to any of the foregoing).
“
Transfer Agent
” means the transfer agent of the Company. As of the Issuance Date, the Transfer Agent is Securities Transfer Corporation.
“
VWAP
” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Share is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Share for such date (or the nearest preceding date) on the Trading Market on which the Common Share is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b)  if the Common Share is not then listed or quoted for trading on a Trading Market but is then reported on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the volume weighted average price of the Common Share on the first such facility (or a similar organization or agency succeeding to its functions of reporting prices), or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by a majority in interest and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.
Section 2.

Exercise
.
(a)        Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto.  Within two (2) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary (although the Holder may surrender the Warrant to, and receive a replacement Warrant from, the Company), the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within one (1) Trading Day of delivery of such notice.
The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

3

(b)

Exercise Price
.  The exercise price per share of the Common Shares under this Warrant shall be
$0.01,
subject to adjustment as described herein (“
Exercise Price
”).
(c)
Cashless Exercise
. If at any time after the Initial Exercise Date, there is no effective registration statement registering the Warrant Shares, or no current prospectus available for the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised at the Holder’s election, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:
(A)	= the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;
(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and
(X) =
the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

Notwithstanding anything herein to the contrary, on the Termination Date, unless the Holder notifies the Company otherwise, if there is no effective registration statement registering the Warrant Shares, or no current prospectus available for the resale of the Warrant Shares by the Holder, then this Warrant shall be automatically exercised on the last Trading Day on which this Warrant may be exercised via cashless exercise pursuant to this Section 2(c).
(d)

Mechanics of Exercise
.
(i)
Delivery of Certificates Upon Exercise
.  Certificates for shares  purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“
DWAC
”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise and Rule 144 is available, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the “
Warrant Share Delivery Date
”).   The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid.  The Company understands that a delay in the delivery of the Warrant Shares after the Warrant Share Delivery Date could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Holder for late issuance of Warrant Shares upon exercise of this Warrant the proportionate amount of $10 per Trading Day (increasing to $20 per Trading Day after the fifth (5 th
) Trading Day) commencing three (3) Trading Days after the Warrant Share Delivery Date for each $1,000 of Exercise Price of Warrant Shares for which this Warrant is exercised which are not timely delivered.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

4

(ii)
Delivery of New Warrants Upon Exercise
.  If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.
(iii)
Revocation of Exercise
.  In addition to any other remedies which  may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Warrant Shares by the Warrant Share Delivery Date, the Holder may revoke all or part of the relevant Warrant exercise by delivery of a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the exercise of the relevant portion of this Warrant, except that the liquidated damages described above shall be payable through the date notice of revocation or rescission is given to the Company.
(iv)
Compensation for Buy-In on Failure to Timely Deliver

Certificates Upon Exercise
.  In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, Common Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “
Buy-In
”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Common Shares so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of Common Shares that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder.  For example, if the Holder purchases Common Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Common Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Common Shares upon exercise of the Warrant as required pursuant to the terms hereof.
(v)
No Fractional Shares or Scrip
.  No fractional shares or scrip  representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

5

(vi)
Charges, Taxes and Expenses
.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder;
provided
,
however
, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.
(vii)
Closing of Books
.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.
(e)

Holder’s Exercise Limitations
.  The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of Common Shares beneficially owned by the Holder and its Affiliates shall include the number of Common Shares issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of Common Shares which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other  Common Shares Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2(e), in determining the number of outstanding Common Shares, a Holder may rely on the number of outstanding Common Shares as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of Common Shares outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of Common Shares then outstanding.  In any case, the number of outstanding Common Shares shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding Common Shares was reported.  The “
Beneficial Ownership Limitation
” shall be 4.99% of the number of shares of the Common Shares outstanding immediately after giving effect to the issuance of Common Shares issuable upon exercise of this Warrant.  The Holder may decrease the Beneficial Ownership Limitation at any time and the Holder, upon not less than 61 days’ prior notice to the Company, may increase the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Shares outstanding immediately after giving effect to the issuance of Common Shares upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply.  Any such increase will not be effective until the 61 st
day after such notice is delivered to the Company.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

6

Section 3.

Certain Adjustments
.
(a)
Stock Dividends and Splits
. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Shares or any other equity or equity equivalent securities payable in Common Shares (which, for avoidance of doubt, shall not include any Common Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding Common Shares into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding Common Shares into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Shares any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Common Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Common Shares outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.
(b)
Subsequent Rights Offerings
.  In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Shares Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Shares (the “
Purchase Rights
”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of Common Shares acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such Common Shares as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

7

(c)
Pro Rata Distributions
.  If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Shares (and not to the Holder) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Shares (which shall be subject to 3(c)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Shares as determined by the board of directors of the Company in good faith.  In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one Common Share.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.
(d)
Fundamental Transaction
.  If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Shares are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Shares, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Shares or any compulsory share exchange pursuant to which the Common Shares are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding Common Shares (not including any Common Shares held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “
Fundamental Transaction
”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of Common Shares (or successor security) of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “
Alternate Consideration
”) receivable as a result of such Fundamental Transaction by a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant).  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Common Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction.  “
Black
Scholes Value
” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“
Bloomberg
”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “
Successor Entity
”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the Common Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the Common Shares pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

8

(e)

Adjustment Upon Issuance of Common Shares
.  If and whenever on or after the date hereof, the Company issues or sells, or in accordance with this Section 3 is deemed to have issued or sold, any Common Shares (including the issuance or sale of Common Shares owned or held by or for the account of the Company, but excluding any Exempt Issuance issued or sold or deemed to have been issued or sold) for a consideration per share (the “
New Issuance Price
”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “
Applicable Price
”) (the foregoing a “
Dilutive Issuance
”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to the New Issuance Price.  For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and consideration per share under this Section 3(e)), the following shall be applicable:
(i)
Issuance of Options
.  If the Company in any manner grants or sells any options (other than options that qualify as Exempt Issuances) and the lowest price per share for which one Common Share is issuable upon the exercise of any such option or upon conversion, exercise or exchange of any Common Shares Equivalents issuable upon exercise of any such option is less than the Applicable Price, then such Common Shares shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such option for such price per share.  For purposes of this Section 3(e)(i), the “lowest price per share for which one Common Share is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Shares Equivalents issuable upon exercise of any such option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one Common Share upon the granting or sale of such option, upon exercise of such option and upon conversion, exercise or exchange of any Common Shares Equivalent issuable upon exercise of such option and (y) the lowest exercise price set forth in such option for which one Common Share is issuable upon the exercise of any such options or upon conversion, exercise or exchange of any Common Shares Equivalents issuable upon exercise of any such option minus (2) the sum of all amounts paid or payable to the holder of such option (or any other Person) upon the granting or sale of such option, upon exercise of such option and upon conversion, exercise or exchange of any Common Shares Equivalent issuable upon exercise of such option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Shares or of such Common Shares Equivalents upon the exercise of such options or upon the actual issuance of such Common Shares upon conversion, exercise or exchange of such Common Shares Equivalents.
(ii)
Issuance of Common Shares Equivalents
.  If the Company in any manner issues or sells any Common Shares Equivalents (other than Common Shares Equivalents that qualify as Exempt Issuances) and the lowest price per share for which one Common Share is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such Common Shares shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Shares Equivalents for such price per share.  For the purposes of this Section 3(e)(ii), the “lowest price per share for which one Common Share is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one Common Share upon the issuance or sale of the Common Shares Equivalent and upon conversion, exercise or exchange of such Common Shares Equivalent and (y) the lowest conversion price set forth in such Common Shares Equivalent for which one Common Share is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Common Shares Equivalent (or any other Person) upon the issuance or sale of such Common Shares Equivalent plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Shares Equivalent (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Shares upon conversion, exercise or exchange of such Common Shares Equivalents, and if any such issue or sale of such Common Shares Equivalents is made upon exercise of any options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3(e), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

9

(iii)
Change in Option Price or Rate of Conversion
.  If the purchase or exercise price provided for in any options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Shares Equivalents, or the rate at which any Common Shares Equivalents are convertible into or exercisable or exchangeable for Common Shares increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such options or Common Shares Equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold.  For purposes of this Section 3(e)(iii), if the terms of any option or Common Shares Equivalent that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such option or Common Shares Equivalent and the Common Shares deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease.  No adjustment pursuant to this Section 3(e) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.
(iv)
Calculation of Consideration Received
.  If any option and/or Common Shares Equivalent and/or adjustment right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “
Primary Security
”, and such option and/or Common Shares Equivalent and/or adjustment right, the “
Secondary Securities
”), together comprising one integrated transaction, the consideration per Common Shares with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one Common Share was issued in such integrated transaction (or was deemed to be issued pursuant to Section 3(e)(i) or Section 3(e)(ii) above, as applicable) solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Value of each such option, if any, (II) the fair market value (as determined by the Holder) or the Black Scholes Value, as applicable, of such adjustment right, if any, and (III) the fair market value (as determined by the Holder) of such Common Shares Equivalent, if any, in each case, as determined on a per share basis in accordance with this Section 3(e)(iv).  If any Common Shares, options or Common Shares Equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Shares, option or Common Shares Equivalent, but not for the purpose of the calculation of the Black Scholes Value) will be deemed to be the net amount of consideration received by the Company therefor.  If any Common Shares, options or Common Shares Equivalents are issued or sold for a consideration other than cash (for the purpose of determining the consideration paid for such Common Shares, option or Common Shares Equivalent, but not for the purpose of the calculation of the Black Scholes Value), the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt.  If any Common Shares, options or Common Shares Equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity (for the purpose of determining the consideration paid for such Common Shares, option or Common Shares Equivalent, but not for the purpose of the calculation of the Black Scholes Value), the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Shares, options or Common Shares Equivalents, as the case may be.  The fair value of any consideration other than cash or publicly traded securities (for the purpose of determining the consideration paid for such Common Shares, option or Common Shares Equivalent, but not for the purpose of the calculation of the Black Scholes Value) will be determined jointly by the Company and the Holder.  If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “
Valuation Event
”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10 th
) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder.  The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

10

(v)        In the event the Company issues a minimum of $5,000,000 from the sale of equity securities in a single offering with a single closing, at a purchase price per share of Common Stock at no less than 125% of the then in effect Exercise Price and provided at the time of such offering the Warrant Shares have all been included for resale in a current and effective registration statement for a minimum of sixty (60) days prior to the offering date, the adjustments described in Section (e) above will be of no further force and effect.
(f)

Calculations
. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of Common Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Common Shares (excluding treasury shares, if any) issued and outstanding.
(g)

Notice to Holder
.
(i)
Adjustment to Exercise Price
. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly give notice to the Holder setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a statement of the facts requiring such adjustment (“
Dilutive Issuance Notice
”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3, upon the occurrence of any Dilutive Issuance or other reduction of the Exercise Price, the Holder is entitled to receive a number of Warrant Shares based upon the reduced Exercise Price regardless of whether the Holder accurately refers to the Exercise Price in the Notice of Exercise.
(ii)
Notice to Allow Exercise by Holder
. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Shares, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Shares, (C) the Company shall authorize the granting to all holders of the Common Shares rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Shares, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Shares are converted into other securities, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, the Company shall deliver to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Shares of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Shares of record shall be entitled to exchange their shares of the Common Shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

11

(h)
Increase in Warrant Shares
.  In the event the Exercise Price is reduced for any reason, including but not limited to pursuant to Section 3(e) of this Warrant, the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment.
Section 4.

Transfer of Warrant
.
(a)
Transferability
.  Subject to compliance with any applicable securities laws and the provisions of this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.
(b)
New Warrants
. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the initial issuance date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.
(c)
Warrant Register
. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “
Warrant Register
”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

12

Section 5.

Miscellaneous
.
(a)
No Rights as Stockholder Until Exercise
.  This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).
(b)
Loss, Theft, Destruction or Mutilation of Warrant
. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.
(c)
Saturdays, Sundays, Holidays, etc
.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.
(d)
Authorized Shares
.  The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Shares a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Shares may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).  Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.  Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

13

(e)
Jurisdiction
. All questions concerning governing law, jurisdiction, venue and the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the laws of the State of New York.  .
(f)
Restrictions
.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, or unless exercised in a cashless exercise when Rule 144 is available, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.
(g)
Non-waiver and Expenses
.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies.  Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.
(h)
Notices
.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be made in writing to the mailing address or email address provided by the Holder of this Warrant, and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the Holder if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission); or (d) on the day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.
(i)
Limitation of Liability
.  No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
(j)
Remedies
.  The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.
(k)
Successors and Assigns
.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

14

(l)
Amendment
.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder of this Warrant.
(m)
Severability
.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.
(n)
Headings
.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.
********************
(Signature Page Follows)

15

IN WITNESS WHEREOF
, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.
PishPosh, Inc.

By:
Name:
Title:

16

NOTICE OF EXERCISE
TO:
PISHPOSH, INC.
(1)
The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the
terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)        Payment shall take the form of (check applicable box):

☐
 in lawful money of the United States;

☐

[if permitted]
the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 2(c).

(3)        Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned
or in such other name as is specified below:

_______________________________

(4)        After giving effect to this Notice of Exercise, the undersigned will not have exceeded the Beneficial Ownership Limitation.

The
Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:
_______________________________

_______________________________

_______________________________

[SIGNATURE	OF HOLDER]
Name
of Investing Entity: ________________________________________________________________________
Signature of Authorized Signatory of Investing Entity
: _________________________________________________
Name
of Authorized Signatory: ___________________________________________________________________
Title
of Authorized Signatory: ____________________________________________________________________
Date: ________________________________________________________________________________________

ASSIGNMENT FORM
(To assign the foregoing warrant, execute this
form and supply required information.
Do not use this form to exercise the warrant.)
PISHPOSH, INC.

FOR
VALUE RECEIVED,
[____]
all of or
[_______]
shares of the foregoing Warrant and all rights
evidenced
thereby are hereby assigned to
_______________________________________________ whose
address is
_______________________________________________________________.

_______________________________________________________________
Dated:  ______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:
___________________________________________

NOTE:
The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.